SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the Registrant |_|

Filed by a party other than the Registrant [X]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       REAL ESTATE ASSOCIATES LIMITED III

                (Name of Registrant as Specified in Its Charter)

                             BOND PURCHASE, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:


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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4) Proposed maximum aggregate value of transaction:

         (5) Total Fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing party:

         (4) Date filed:

                              Bond Purchase, L.L.C.
                                 104 Armour Road
                        North Kansas City, Missouri 64116


                                  July 19, 2001


                                  TIME IS SHORT

Dear Fellow Limited Partner:

     This may be your final opportunity to vote for a long overdue change at REAL III. Notwithstanding any unforeseen extraordinary reasons to extend this solicitation, our intention is to end this solicitation on July 31, 2001.

     If you have not voted, please take this opportunity to mark, sign, date and return the enclosed BLUE consent form in the postage paid envelope provided. If you inadvertently signed a NAPICO consent revocation, you have every right to change your vote. Properly executing a BLUE consent form to remove NAPICO and elect New G.P., L.L.C. as the new general partner will replace your prior vote. Only your latest dated, properly executed consent card will be voted.

     If you have executed a valid consent by marking, dating and signing exactly as your name appears on the Partnership's registration, including your title as trustee or corporate officer if appropriate AND HAVE NOT SIGNED A REVOCATION, you do not need to sign a new blue consent form. If you are unsure, please take this opportunity to mark, sign and date the enclosed BLUE consent form.

                                SHOW US THE MONEY

     On May 22, 2001, almost two months ago, NAPICO claimed to have reevaluated its position on holding over $5.6 million of REAL III cash. We believe at our instigation, NAPICO decided to distribute $3 million of the reserve fund they have withheld from limited partners for over three years. We want to know why there has been a delay in distributing the cash. By definition, cash is a liquid asset. Presumably, it is cash on hand and having made the decision to distribute it, why delay the distribution until the end of the year?

     We believe there never has been a valid reason for withholding such a large amount cash from limited partners and there is no valid reason to wait any longer to distribute it. NAPICO has made our case for us by now agreeing to distribute part of the cash. Having made the decision to distribute the $3 million, we also hope that NAPICO will acknowledge that there is no valid reason to retain the vast majority of the remaining $2.6 million.

                        OVERWHELMING SUPPORT FOR OUR PLAN

     Over 93% of your fellow limited partners who have returned a BLUE consent form to us have voted to remove NAPICO as the general partner. Based on the total outstanding units, over 50% have been voted to remove NAPICO and in support of our affiliate, New G.P., L.L.C. We thank those limited partners for their support of our plan for the future of the Partnership.

     As stated in our previous letters to you, if our affiliate, New G.P. L.L.C. is elected as the new general partner we are committed to:

     o liquidating the Partnership on or before December 31, 2004;

     o complying with the Partnership Agreement which calls for the cash sale proceeds of any assets to exceed the tax liability created by the sale;

     o distributing the $5.6 million cash being held for over three years by NAPICO (only a nominal amount will be retained for the day to day operational needs of the Partnership); and

     o reducing the management fees by at least 10 % until such time that the Partnership is liquidated.


     Please remember, we expect this solicitation to end on July 31, 2001. You must vote today. If you need additional information, please call N.S. Taylor & Associates, Inc. who is assisting us with this solicitation. They can be reached toll free at 1.800.711.8662 and will answer any remaining questions you may have.

     This letter is being mailed to all unitholders on or about July 19, 2001.


                                                     Very Truly Yours,



                                                     Bond Purchase, L.L.C.

                               (Form of Consent)

                       Real Estate Associates Limited III
              a California Limited Partnership (the "Partnership")

                           CONSENT OF LIMITED PARTNER

          THIS CONSENT IS SOLICITED ON BEHALF OF BOND PURCHASE, L.L.C.

LIMITED PARTNERS WHO RETURN A SIGNED CONSENT BUT FAIL TO INDICATE THEIR APPROVAL OR DISAPPROVAL AS TO ANY MATTER WILL BE DEEMED TO HAVE VOTED TO APPROVE SUCH
MATTER.  THIS  CONSENT  IS  VALID  FROM THE DATE OF ITS  EXECUTION  UNLESS  DULY
REVOKED.

  THIS CONSENT CARD WILL REVOKE ANY PREVIOUSLY EXECUTED REVOCATION OF CONSENT.

The undersigned has received the Consent Solicitation Statement dated March 13, 2001 as amended July 6, 2001, ("Consent Solicitation Statement") by Bond Purchase, L.L.C., a Missouri limited liability company ("Bond Purchase."), seeking the approval by written consent of the following proposals:

(1)  the  removal  of  the  current  general  partners,   National   Partnership
Investments Corp., a California corporation and Coast Housing Investments Associates, a California limited partnership; and

(2) the continuation of the Partnership and the election of New G.P. as the new general partner of the Partnership (which is conditioned on the approval of proposal (1) above).

Each of the undersigned, by signing and returning this Consent, hereby constitutes and appoints Bond Purchase, acting through its officers and employees as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions required under the Partnership Agreement in connection with this Consent and the Consent Solicitation Statement or in order to implement an approved proposal; and hereby votes all limited partnership interests of the Partnership held of record by the undersigned as follows for the proposals set forth above, subject to the Consent Solicitation Statement.

Proposal                                         FOR       AGAINST      ABSTAIN

1. Removal of General Partners                   [ ]         [ ]          [ ]

2. Continuation of the Partnership  and          [ ]         [ ]          [ ]
   election of new general partner,  New G.P.

(Please sign exactly as your name appears on the Partnership's records. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians, corporation officers or others acting in representative capacity should indicate the capacity in which they sign and should give FULL title, and submit appropriate evidence of authority to execute the Consent)


                                            Dated: _______________________, 2001
                                                (Important - please fill in)

                                              __________________________________
                                                               Signature / Title

                                              __________________________________
                                                               Signature / Title



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